EXHIBIT 10.51

After recording, this document

should be returned to:

Thomas H. Page

Barack Ferrazzano Kirschbaum

& Nagelberg LLP

200 West Madison Street, Suite 3900

Chicago, Illinois 60606

This document was prepared by:

T. Richard Riney, Esq.

10350 Ormsby Park Place

Suite 300

Louisville, Kentucky 40223

T. Richard Riney, Esq.

AMENDMENT TO MASTER LEASE AND MEMORANDUM OF LEASE

BY AND AMONG

KINDRED HEALTHCARE, INC.

(f/k/a Vencor, Inc.),

KINDRED HEALTHCARE OPERATING, INC.

(f/k/a Vencor Operating, Inc.),

AND

VENTAS REALTY, LIMITED PARTNERSHIP

Facility No.:	KY-277

Property Address:	550 High Street
Bowling Green, Kentucky (Warren County)

Rosewood Health Care
Amendment to Master Lease and Memorandum of Lease v2

AMENDMENT TO MASTER LEASE

AND MEMORANDUM OF LEASE

THIS AMENDMENT TO MASTER LEASE AND MEMORANDUM OF LEASE (hereinafter this “Amendment”) is dated as of the 7th day of August, 2007 (the “Effective Date”), and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, “Lessor”) having an office at 10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223, KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. Lessor and Tenant heretofore entered into that certain Amended and Restated Master Lease Agreement No. 4 dated as of April 20, 2001 (the “Original Lease”), demising to Tenant (i) the real property described on Exhibit A attached hereto and made a part hereof, together with the improvements thereon (the “Original Premises”), and (ii) multiple other properties.

B. A Memorandum of Lease (the “Memorandum”) relating to the Original Lease as it affects the Original Premises was heretofore filed for record on April 26, 2001 in the office of the County Clerk for Warren County, Kentucky as document no. 374950 at Book D820, Page 765.

C. Lessor and Tenant heretofore entered into that certain Second Amended and Restated Master Lease Agreement No. 4 (the “Amended and Restated Lease”) dated as of April 27, 2007, pursuant to which the Original Lease was amended and restated in its entirety.

D. Lessor and Tenant desire to amend the Memorandum and the Amended and Restated Lease with respect to the Original Premises, in accordance with the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby amend the Memorandum and the Amended and Restated Lease as follows:

1. For all purposes of the Amended and Restated Lease and the Memorandum, the legal description for the Premises shall be amended and restated in its entirety to read as set forth in Exhibit B attached hereto and made a part hereof (the “Revised Premises”).

2. In addition to the other properties demised pursuant to the Amended and Restated Lease, Lessor hereby leases to Tenant, and Tenant takes and leases from Lessor, the Revised Premises pursuant to the terms and conditions of the Amended and Restated Lease.

3. Tenant shall have and hold the Revised Premises for a term that, unless sooner terminated as otherwise provided in the Amended and Restated Lease, shall expire on April 30,

Rosewood Health Care
Amendment to Master Lease and Memorandum of Lease v2

2010. Thereafter, the term, as it relates to the Revised Premises, may be extended by Tenant for up to three (3) additional extended terms of five (5) years each, subject to the terms of the Amended and Restated Lease.

4. Lessor and Tenant agree that the party obligated to cause or pay for any maintenance, repair, replacements, alterations or improvements to the Revised Premises shall not permit any lien to be filed against the Revised Premises as a result of such activities. To the extent recognized by applicable law, no lien arising as a result of Tenant’s activities shall affect Lessor’s interest in the Revised Premises, and no lien arising as a result of Lessor’s activities shall affect or take priority over Tenant’s interest in the Revised Premises as created by the Amended and Restated Lease.

5. Lessor and Tenant acknowledge and agree that the Amended and Restated Lease relates to the Revised Premises and multiple other properties and that, as provided in the Amended and Restated Lease, the Amended and Restated Lease demises all of such properties as a unified commercial operating lease and Lessor is not obligated, and may not be required, to lease less than all of such properties pursuant to the Amended and Restated Lease.

6. This Amendment and any amendment hereto may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

7. Tenant has no present right or option to purchase the Revised Premises; provided, however, that a possible option to purchase the Revised Premises in favor of Tenant is available to Tenant upon the occurrence of certain defaults under the Amended and Restated Lease on the terms and subject to the conditions more specifically set forth in Section 16.12 of the Amended and Restated Lease. In any event any option to purchase in favor of Tenant relative to the Revised Premises shall expire upon the expiration or termination of the Amended and Restated Lease as it applies to the Revised Premises, which date shall in all events occur not later than the expiration date of the Amended and Restated Lease as it relates to the Revised Premises (taking into account any extension options relative to the Revised Premises that are duly exercised by Tenant), as described in Paragraph 3 above.

[Signature Page Follows]

Rosewood Health Care	2
Amendment to Master Lease and Memorandum of Lease v2

IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

TENANT:

KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor, Inc.

By:		/s/ Douglas Curnutte
Name:		Douglas Curnutte
Title:		Vice President of Facilities and Real Estate Development

TENANT:

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc.

By:		/s/ Douglas Curnutte
Name:		Douglas Curnutte
Title:		Vice President of Facilities and Real Estate Development

LESSOR:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:		Ventas, Inc., a Delaware corporation, its general partner

	By:	/s/ T. Richard Riney
T. Richard Riney, Executive Vice President, General Counsel and Secretary

Rosewood Health Care
Amendment to Master Lease and Memorandum of Lease v2

Acknowledgments

STATE OF Kentucky	)
	)	ss
COUNTY OF Jefferson	)

The foregoing instrument was acknowledged before me this 23 day of October, 2007, by Douglas Curnutte, as Vice President of Facilities and Real Estate Development of KINDRED HEALTHCARE, INC., a Delaware corporation, on behalf of such corporation.

/s/ Sondra L. Staten
Notary Public

[Seal, if any, of notarial officer]

My Commission Expires:

05/25/08

STATE OF Kentucky	)
	)	ss
COUNTY OF Jefferson	)

The foregoing instrument was acknowledged before me this 23 day of October, 2007, by Douglas Curnutte, as Vice President of Facilities and Real Estate Development of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, on behalf of such corporation.

/s/ Sondra L. Staten
Notary Public

[Seal, if any, of notarial officer]

My Commission Expires:

05/25/08

Rosewood Health Care
Amendment to Master Lease and Memorandum of Lease v2

STATE OF Kentucky	)
	)	ss
COUNTY OF Jefferson	)

The foregoing instrument was acknowledged before me this 25th day of Oct, 2007, by T. Richard Riney, as the Executive Vice President, General Counsel and Secretary of VENTAS, INC., a Delaware corporation, on behalf of such corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, and on behalf of such limited partnership.

/s/ Terre Parker
Notary Public

[Seal, if any, of notarial officer]

My Commission Expires:

Jan 6, 2009

Rosewood Health Care
Amendment to Master Lease and Memorandum of Lease v2

EXHIBIT A

The Original Premises

A certain tract of land located on Fairview Avenue at its intersection with High Street in the City of Bowling Green in Warren County, Kentucky.

Beginning at a point in the east right-of-way line of Fairview Avenue on a corner common to the subject property and a property conveyed to Fairview Development Corporation in Deed Book 475, Page 806; thence with the line of Fairview Avenue North 48° 07 minutes 55 seconds West 227.38 feet, thence along a chord 40.40 feet with a radius of 27.50 feet to a point North 02° 34 minutes 43 seconds East, thence North 47° 09 minutes 13 seconds East 56.33 feet, thence North 42° 50 minutes 47 seconds West 2.50 feet to a steel pin in the right-of-way line of High Street; thence along said right-of-way line North 47° 09 minutes 13 seconds East 458.86 feet to a concrete monument at a corner common to the subject property and the right-of-way lines of High Street and Fifth Street; thence South 42° 14 minutes 47 seconds East 216.30 feet; thence South 42° 39 minutes 13 seconds West, to the point of beginning.

Being a portion of the property conveyed to Ventas Realty, Limited Partnership, a Delaware Limited Partnership, by Deed dated September 25, 1998 and recorded in Deed Book 776, Page 126, in the Office of the Clerk of Warren County, Kentucky.

EXHIBIT B

The Revised Premises

Parcel 1:

A certain tract of land located on Fairview Avenue at its intersection with High Street in the City of Bowling Green in Warren County, Kentucky.

Beginning at a point in the east right-of-way line of Fairview Avenue on a corner common to the subject property and a property conveyed to Fairview Development Corporation in Deed Book 475, Page 806; thence with the line of Fairview Avenue North 48° 07 minutes 55 seconds West 227.38 feet, thence along a chord 40.40 feet with a radius of 27.50 feet to a point North 02° 34 minutes 43 seconds East, thence North 47° 09 minutes 13 seconds East 56.33 feet, thence North 42° 50 minutes 47 seconds West 2.50 feet to a steel pin in the right-of-way line of High Street; thence along said right-of-way line North 47° 09 minutes 13 seconds East 458.86 feet to a concrete monument at a corner common to the subject property and the right-of-way lines of High Street and Fifth Street; thence South 42° 14 minutes 47 seconds East 216.30 feet; thence South 42° 39 minutes 13 seconds West, to the point of beginning.

Being a portion of the property conveyed to Ventas Realty, Limited Partnership, a Delaware Limited Partnership, by Deed dated September 25, 1998 and recorded in Deed Book 776, Page 126, in the Office of the Clerk of Warren County, Kentucky.

Parcel 2:

Lot 17 in George Shields Addition to the City of Bowling Green according to the plat thereof recorded in Plat Book 1, Page 12, as revised by Revision of Lots 17, 18, 19, 20, 21 and 22 George Shields Addition to the City of Bowling Green recorded on August 7, 2007 in Plat Book 38, Page 151, in the Office of the Clerk of Warren County, Kentucky.

Being a portion of the property conveyed to Ventas Realty, Limited Partnership, a Delaware Limited Partnership, by Deed dated September 25, 1998 and recorded in Deed Book 776, Page 126, in the Office of the Clerk of Warren County, Kentucky, as the same was added to as a result of the alley closure adopted by Bowling Green Ordinance No. BG 2005—54 which is referenced in the plat revision which is referenced in the description of Parcel 2.